AMENDED AND RESTATED BYLAWS

                                       OF

                       UNIVERSAL INSURANCE HOLDINGS, INC.

                            (A DELAWARE CORPORATION)

                                      INDEX
                                      -----

                                                                         Page
                                                                        Number
                                                                        ------

ARTICLE ONE OFFICES..........................................................1
      Section 1.  Registered Office..........................................1
      Section 2.  Other Offices..............................................1

ARTICLE TWO MEETINGS OF STOCKHOLDERS.........................................1
      Section 1.  Place......................................................1
      Section 2.  Annual Meeting.............................................1
      Section 3.  Special Meetings...........................................1
      Section 4.  Conduct of Meetings........................................2
      Section 5.  Notice of Stockholders' Meetings...........................2
      Section 6.  Manner of Giving Notice; Affidavit of Notice...............2
      Section 7.  Business of Special Meeting................................2
      Section 8.  Quorum.....................................................2
      Section 9.  Adjourned Meeting; Notice..................................3
      Section 10. Voting of Shares...........................................3
      Section 11. Proxies....................................................3
      Section 12. Stockholder List...........................................3
      Section 13. Action Without Meeting.....................................4
      Section 14. Fixing Record Date.........................................4
      Section 15. Inspectors and Judges......................................5

ARTICLE THREE DIRECTORS......................................................5
      Section 1.  Number, Election and Term..................................5
      Section 2.  Resignation and Vacancies..................................5
      Section 3.  Powers.....................................................6
      Section 4.  Place of Meetings..........................................6
      Section 5.  Regular Meetings...........................................6
      Section 6.  Special Meetings and Notice................................6
      Section 7.  Quorum and Required Vote...................................7
      Section 8.  Action Without Meeting.....................................7
      Section 9.  Telephone Meetings.........................................7
      Section 10. Committees.................................................8
      Section 11. Compensation of Directors..................................8
      Section 12. Chairman of the Board......................................8

ARTICLE FOUR OFFICERS........................................................8
      Section 1.  Positions..................................................8
      Section 2.  Election of Specified Officers by Board....................8
      Section 3.  Election or Appointment of Other Officers..................9
      Section 4.  Salaries...................................................9
      Section 5.  Term.......................................................9
      Section 6.  President..................................................9

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      Section 7.  Vice Presidents............................................9
      Section 8.  Secretary..................................................9
      Section 9.  Treasurer..................................................9
      Section 10. Authority and Duty of Officers............................10

ARTICLE FIVE CERTIFICATES FOR SHARES........................................10
      Section 1.  Issue of Certificates.....................................10
      Section 2.  Facsimile Signatures......................................10
      Section 3.  Lost Certificates.........................................10
      Section 4.  Transfer of Shares........................................10
      Section 5.  Registered Stockholders...................................11

ARTICLE SIX GENERAL PROVISIONS..............................................11
      Section 1.  Dividends.................................................11
      Section 2.  Reserves..................................................11
      Section 4.  Execution of Corporate Contracts and Instruments..........11
      Section 5.  Fiscal Year...............................................11
      Section 6.  Seal......................................................11
      Section 7.  Waiver of Notice..........................................11

ARTICLE SEVEN NOTICE BY ELECTRONIC TRANSMISSION.............................12
      Section 1.  Notice by Electronic Transmission.........................12
      Section 2.  Definition of Electronic Transmission.....................12
      Section 3.  Inapplicability...........................................13

ARTICLE EIGHT AMENDMENTS OF BYLAWS..........................................13

                                      -ii-

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                       UNIVERSAL INSURANCE HOLDINGS, INC.

                           AMENDED AND RESTATED BYLAWS

                                  ARTICLE ONE.

                                     OFFICES
                                     -------

     Section 1.    REGISTERED   OFFICE.   The  registered  office  of  Universal
Insurance Holdings, Inc., a Delaware corporation (the "Corporation"), shall be located in the City of Wilmington, State of Delaware.

     Section 2. OTHER OFFICES. The Corporation may also have offices at such other places, either within or without the State of Delaware, as the Board of Directors of the Corporation (the "Board of Directors") may from time to time determine or as the business of the Corporation may require.

                                  ARTICLE TWO.

                            MEETINGS OF STOCKHOLDERS
                            ------------------------

     Section 1. PLACE. All annual meetings of stockholders shall be held at such place, within or without the State of Delaware, as may be designated by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Special meetings of stockholders may be held at such place, within or without the State of Delaware, and at such time as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2. ANNUAL MEETING. The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board of Directors. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the "DGCL"). In the absence of any such designation or determination, stockholders' meetings shall be held at the Corporation's principal executive office.

     Section 3. SPECIAL MEETINGS. A special meeting of the stockholders may be called at any time by the Board of Directors, the President, or by the Secretary on the written request of the holders of not less than a majority of all the shares entitled to vote at that meeting.

      If any person(s) other than the Board of Directors or President calls a special meeting, the request shall:

      (a)   be in writing;

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      (b)   specify  the time of such  meeting  and the  general  nature  of the business proposed to be transacted; and

      (c) be delivered personally or sent by registered mail or by facsimile transmission to the Chairman of the Board of Directors, the President or the Secretary of the Corporation.

      The officer(s) receiving the request shall cause notice to be promptly given to the stockholders entitled to vote at such meeting, in accordance with the provisions of Section 5 and Section 6 of this Article, that a meeting will be held at the time requested by the person or persons calling the meeting. No business may be transacted at such special meeting otherwise than specified in such notice to stockholders. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

      Section 4. CONDUCT OF MEETINGS. The Chairman of the Board (or in his absence, the President or such other designee of the Chairman of the Board) shall preside at the annual and special meetings of stockholders and shall be given full discretion in establishing the rules and procedures to be followed in conducting the meetings, except as otherwise provided by law or in these Bylaws.

      Section 5. NOTICE OF STOCKHOLDERS' MEETINGS. All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 6 of this Article or Section 1 of Article Seven not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

      Section 6.   MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

      Notice of any meeting of stockholders shall be given:

      (a) if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the Corporation's records; or

      (b)   if  electronically  transmitted  as provided in Section 1 of Article
Seven.

      An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail, or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

      Section 7. BUSINESS OF SPECIAL MEETING. Business transacted at any special meeting shall be confined to the purposes stated in the notice thereof.

      Section 8. QUORUM. The holders of a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at meetings of stockholders except as otherwise provided in the Corporation's certificate of


                                      -2-

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incorporation (the "Certificate of Incorporation").  If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders present in person or represented by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. The stockholders
present  at  a  duly  organized   meeting  may  continue  to  transact  business
notwithstanding the withdrawal of some stockholders prior to adjournment, but in no event shall a quorum consist of the holders of less than one-third (1/3) of the shares entitled to vote and thus represented at such meeting.

      Section 9. ADJOURNED MEETING; NOTICE. When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place, if any thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the continuation of the adjourned meeting at which a quorum shall be present or represented, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      Section 10. VOTING OF SHARES. Except as otherwise provided in the Certificate of Incorporation or these Bylaws, a plurality of the votes entitled to vote and represented at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. With respect to any other matter which may properly come before a meeting, except as otherwise provided by law or in the Certificate of Incorporation or these Bylaws, a majority of the votes entitled to vote and represented at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to take or authorize action upon such other matter. Except as otherwise provided in the Certificate of Incorporation or these Bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

      Section 11. PROXIES. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after eleven (11) months from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

      Section 12. STOCKHOLDER LIST. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to examination by any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during

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ordinary business hours, at the Corporation's principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communications, then the list shall be open to examination by any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

      Section 13. ACTION WITHOUT MEETING. Any action required by the DGCL to be taken at a meeting of stockholders, or any action that may be taken at a meeting of the stockholders, may be taken without a meeting or notice if a consent, or consents, in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted with respect to the subject matter thereof, and such consent shall be delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation, having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or certified mail, return receipt requested. Such consent shall have the same force and effect as a vote of stockholders taken at such a meeting.

      Section 14. FIXING RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other such action.

      If the Board of Directors does not so fix a record date:

      (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

      (b) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed.

      (c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

      A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

      Section 15. INSPECTORS AND JUDGES. The Board of Directors in advance of any meeting may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment thereof. If any inspector or inspectors, or judge or judges, are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges. In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by the Board of Directors in advance of the meeting, or at the meeting by the person presiding thereat. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots and consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots and consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him or them, and execute a certificate of any fact found by him or them.

                                 ARTICLE THREE

                                    DIRECTORS
                                    ---------

      Section 1. NUMBER, ELECTION AND TERM. The number of directors of the Corporation shall be fixed from time to time, within the limits specified by the Certificate of Incorporation, by resolution of the Board of Directors; provided, however, no director's term shall be shortened by reason of a resolution reducing the number of directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office for the term for which he is elected and until his successor is elected and qualified. Directors need not be residents of the State of Delaware, stockholders of the Corporation or citizens of the United States. Unless provided otherwise by law, any director may be removed at any time, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

      The directors of the Corporation need not be elected by written ballot, unless otherwise provided in the Certificate of Incorporation. If authorized by the Board of Directors, any requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must be either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

      Section 2. RESIGNATION AND VACANCIES. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, when one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this Section 2 in the filling of other vacancies.

      Unless  otherwise  provided in the Certificate of  Incorporation  or these
Bylaws:

      (a)   Vacancies  and  newly  created  directorships   resulting  from  any
increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

      (b) Whenever the holders of any class or classes of stock or series or subset of a series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series or subset of a series may be filled by a majority of the directors elected by such class or classes or series or subset of a series thereof then in office, or by a sole remaining director so elected.

      If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

      Section 3. POWERS. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised and done by the stockholders.

      Section 4. PLACE OF MEETINGS. Meetings of the Board of Directors, regular or special, may be held either within or without the State of Delaware. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

      Section 5. REGULAR MEETINGS. Regular meetings of the Board of Directors may also be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

      Section 6. SPECIAL MEETINGS AND NOTICE. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the President, or by the Secretary on the written request of any two directors.

      Notice of the time and place of special meetings shall be:

      (a)   delivered personally by hand, by courier or by telephone;

      (b)   sent by United States first-class mail, postage prepaid;

      (c)   sent by facsimile; or

      (d)   sent by electronic mail

directed to each director at that director's address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation's records.

      If the notice is (a) delivered personally by hand, by courier or by telephone, (b) sent by facsimile, or (c) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation's principal executive office) nor the purpose of the meeting.

      Section 7. QUORUM AND REQUIRED VOTE. A majority of the directors shall constitute a quorum for the transaction of business and the act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is required by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. At such adjourned meeting at which a quorum shall be present, any business may be transacted that might have been transacted at the meeting as originally notified and called. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

      Section 8. ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

      Section 9. TELEPHONE MEETINGS. Directors and committee members may participate in and hold a meeting by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground the meeting is not lawfully called or convened.

      Section 10. COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it, but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopt, amend or repeal any Bylaw of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

      Section 11. COMPENSATION OF DIRECTORS. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

      Section 12. CHAIRMAN OF THE BOARD. The Board of Directors may, in its discretion, choose a Chairman of the Board who shall preside at meetings of the stockholders and of the directors and shall be an ex officio member of all standing committees. The Chairman of the Board shall have such other powers and shall perform such other duties as shall be designated by the Board of Directors. The Chairman of the Board shall be a member of the Board of Directors but no other officers of the Corporation need be a director. The Chairman of the Board shall serve until his successor is chosen and qualified, but he may be removed at any time by the affirmative vote of a majority of the Board of Directors.

                                  ARTICLE FOUR

                                    OFFICERS
                                    --------

      Section 1. POSITIONS. The officers of the Corporation shall consist of a President, one or more Vice Presidents, a Secretary and a Treasurer, and, if elected by the Board of Directors by resolution, a Chairman of the Board. Any two or more offices may be held by the same person.

      Section 2. ELECTION OF SPECIFIED OFFICERS BY BOARD. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect a President, one or more Vice Presidents, a Secretary and a Treasurer.

      Section 3. ELECTION OR APPOINTMENT OF OTHER OFFICERS. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors, or, unless otherwise specified herein, appointed by the President of the Corporation. The Board of Directors shall be advised of appointments by the President at or before the next scheduled Board of Directors meeting.

      Section 4. SALARIES. The salaries of all officers of the Corporation to be elected by the Board of Directors pursuant to Article Four, Section 2 hereof shall be fixed from time to time by the Board of Directors or pursuant to its discretion. The salaries of all other elected or appointed officers of the Corporation shall be fixed from time to time by the President of the Corporation or pursuant to his direction.

      Section 5. TERM. The officers of the Corporation shall hold office until their successors are chosen and qualified. Any officer or agent elected or appointed by the Board of Directors or the President of the Corporation may be removed, with or without cause, by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officers or agents appointed by the President of the Corporation pursuant to Section 3 of this Article Four may also be removed from such officer positions by the President, with or without cause. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors, or, in the case of an officer appointed by the President of the Corporation, by the President or the Board of Directors.

      Section 6. PRESIDENT. The President shall be the Chief Executive Officer of the Corporation, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. In the absence of the Chairman of the Board or in the event the Board of Directors shall not have designated a chairman of the board, the President shall preside at meetings of the stockholders and the Board of Directors.

      Section 7. VICE PRESIDENTS. The Vice Presidents in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President. They shall perform such other duties and have such other powers as the Board of Directors shall prescribe or as the President may from time to time delegate.

      Section 8. SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the stockholders and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it.

      Section 9. TREASURER. The Treasurer shall have the custody of corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at its regular meetings or when the Board of Directors so requires an account of all his transactions as Treasurer and of the financial condition of the Corporation.

      Section 10. AUTHORITY AND DUTY OF OFFICERS. In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors.

                                  ARTICLE FIVE

                             CERTIFICATES FOR SHARES
                             -----------------------

      Section 1. ISSUE OF CERTIFICATES. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates (and upon request every holder of uncertificated shares) shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman or Vice-Chairman of the Board of Directors, or the President or Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, representing the number of shares registered in certificate form.

      Section 2. FACSIMILE SIGNATURES. Any and all signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of the issue.

      Section 3. LOST CERTIFICATES. The Corporation may issue a new certificate of stock in place of any certificate therefor issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen, or destroyed certificate, or his legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

      Section 4. TRANSFER OF SHARES. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

      Section 5. REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

                                  ARTICLE SIX

                               GENERAL PROVISIONS
                               ------------------

      Section 1. DIVIDENDS. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in cash, property, or its own shares pursuant to the DGCL and subject to the provisions of the Certificate of Incorporation.

      Section 2. RESERVES. The Board of Directors may by resolution create a reserve or reserves out of earned surplus for any proper purpose or purposes, and may abolish any such reserve in the same manner.

      Section 3. CHECKS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

      Section 4. EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

      Section 5. FISCAL YEAR. The fiscal year of the Corporation shall end on December 31 of each year, unless otherwise fixed by resolution of the Board of Directors.

      Section 6. SEAL. The corporate seal shall have inscribed thereon the name and state of incorporation of the Corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

      Section 7. WAIVER OF NOTICE. Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

                                 ARTICLE SEVEN

                        NOTICE BY ELECTRONIC TRANSMISSION
                        ---------------------------------

      Section 1. NOTICE BY ELECTRONIC TRANSMISSION. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the Certificate of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

      (a) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

      (b) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

      However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

      Any notice given pursuant to the preceding paragraph shall be deemed given:

      (a) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

      (b) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

      (c) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting, and (ii) the giving of such separate notice; and

      (d) f by any other form of electronic transmission, when directed to the stockholder.

      An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein

      Section 2. DEFINITION OF ELECTRONIC TRANSMISSION. An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

      Section 3. INAPPLICABILITY. Notice by a form of electronic transmission shall not apply to Section 164, Section 296, Section 311, Section 312 or Section 324 of the DGCL.

                                 ARTICLE EIGHT

                              AMENDMENTS OF BYLAWS
                              --------------------

      These Bylaws may be altered, amended or repealed or new Bylaws may be adopted at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the directors present at such meeting.

                           CERTIFICATE OF ADOPTION OF

                         AMENDED AND RESTATED BYLAWS OF

                       UNIVERSAL INSURANCE HOLDINGS, INC.



      The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Universal Insurance Holdings, Inc. and that the foregoing Amended and Restated Bylaws, comprising 13 pages, were adopted as the Bylaws of the Corporation on January 8, 2007, by the Board of Directors of the Corporation.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of January, 2007.



                                          /s/ Norman M. Meier
                                          ------------------------------
                                          Norman M. Meier